UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2007

STAR MARITIME ACQUISITION CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-32685	20-2873585
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification no.)

103 Foulk Road Wilmington, Delaware		19803
(Address of principal executive offices)		(Zip Code)

(Registrant’s telephone number, including area code): (302) 656-1950

c/o Schwartz & Weiss, P.C.,
457 Madison Avenue
New York, NY 10022
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IMPORTANT NOTICES

STAR MARITIME ACQUISITION CORP. (THE “COMPANY”) AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FOR THE SPECIAL MEETING OF THE COMPANY’S STOCKHOLDERS TO BE HELD TO APPROVE THE REDOMICILIATION MERGER (DEFINED HEREIN). STOCKHOLDERS OF THE COMPANY AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE COMPANY’S PRELIMINARY PROXY STATEMENT AND WHEN AVAILABLE, DEFINITIVE PROXY STATEMENT IN CONNECTION WITH THE COMPANY’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING BECAUSE THESE PROXY STATEMENTS WILL CONTAIN IMPORTANT INFORMATION.

SUCH PERSONS ARE ALSO ADVISED TO READ THE COMPANY’S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2006, FILED ON MARCH 14, 2007, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF THE COMPANY’S OFFICERS AND DIRECTORS AND THEIR RESPECTIVE INTERESTS SHOULD THE REDOMICILIATION MERGER BE CONSUMMATED.

THE DEFINITIVE PROXY STATEMENT WILL BE MAILED TO STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE REDOMICILIATION MERGER. STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE DEFINITIVE PROXY STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO:

STAR MARITIME ACQUISITION CORP.
103 FOULK ROAD
WILMINGTON, DELAWARE 19803
ATTENTION: CORPORATE SECRETARY

THE PRELIMINARY PROXY STATEMENT AND DEFINITIVE PROXY STATEMENT, ONCE AVAILABLE, AND THE ANNUAL REPORT ON FORM 10-K CAN ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S INTERNET SITE AT HTTP://WWW.SEC.GOV.

Item 8.01 Other Events

On March 20, 2007, Star Maritime Acquisition Corp. (“Star Maritime”) held a conference call to discuss its proposed merger with and into its wholly-owned Marshall Islands subsidiary, Star Bulk Carriers Corp. (“Star Bulk”), with Star Bulk as the surviving corporation (the “Redomiciliation Merger”). The Redomiciliation Merger will be submitted for shareholder approval at a special meeting of Star Maritime stockholders. The transcript of the conference call is included as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Written Transcript from Conference Call held on March 20, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2007	STAR MARITIME ACQUISITION CORP.

	By:	/s/Prokopios (Akis) Tsirigakis
Name: Prokopios (Akis) Tsirigakis
Title: Chairman and Chief Executive Officer